UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

ILEARNINGENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300 Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(650) 248-9874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AILE	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AILEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05 Material Cybersecurity Incident.

iLearningEngines, Inc. (the “Company”) recently became aware of a cybersecurity incident.  The ongoing investigation has revealed that a threat actor illegally accessed the Company’s environment and certain files on its network, misdirected a $250,000 wire payment, and deleted a number of email messages.  The wire payment has not been recovered.

When it learned of the incident, which has been contained, the Company activated its cybersecurity response plan and launched an internal investigation. The Company engaged a nationally recognized forensic firm and other external advisors to assess and remediate the unauthorized activity. The Company’s ongoing investigation and response include continued assessment of impacted systems and data.

The Company has incurred, and may continue to incur, certain expenses related to its response to this incident. Based on the information available to date, the Company believes that the cybersecurity incident will have a material impact on its operations during the quarter ended December 31, 2024 but does not expect the incident to have a material impact on full year 2024 results. The Company remains subject to various risks due to the incident, including diversion of management’s attention, potential litigation, changes in customer or investor behavior, and regulatory scrutiny.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, on September 5, 2024, the Board of Directors (the “Board”) of the Company formed a special committee of the Board (the “Special Committee”) to oversee, among other matters, an internal investigation (the “Investigation”) conducted by outside counsel with respect to allegations raised in a report issued on August 29, 2024 by Hindenburg Research LLC (the “Hindenburg Report”). The Investigation is ongoing and no conclusions have been reached at this time.

On November 11, 2024, the Audit Committee (the “Audit Committee”) of the Board, based on the recommendation of, and after consultation with, the Special Committee, determined that (i) the audited consolidated financial statements of iLearningEngines Holdings, Inc. (formerly known as iLearningEngines Inc.), a wholly owned subsidiary of the Company (“Holdings”), as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023, which were reported in the Current Report on Form 8-K filed by the Company on April 22, 2024 (the “Super 8-K”), (ii) the audited consolidated financial statements of Holdings, as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, which were reported in the registration statement on Form S-4 initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 5, 2023 and declared effective on February 2, 2024 (the “S-4”), in connection with the Company’s business combination, (iii) the Company’s unaudited financial statements for the quarter ended June 30, 2024, (iv) Holdings’ unaudited financial statements for the quarter ended March 31, 2024, which were reported in the Super 8-K, and (v) Holdings’ unaudited financial statements for the quarters ended June 30, 2022, September 30, 2022, June 30, 2023 and September 30, 2023, which were reported in the S-4 ((i)-(v) collectively, the “Non-Reliance Period”), as previously filed with the SEC, should no longer be relied upon. At this time, the Company is unable to determine whether it must correct financial statements for the Non-Reliance Period, or if such corrections are necessary, the quantification of such corrections. If the Investigation concludes that financial statements in the Non-Reliance Period must be restated, the Company intends to diligently pursue completion and filing of such restated financial statements as soon as reasonably practicable.

On November 15, 2024, acting based on information identified by the Audit Committee during the course of the Special Committee’s investigation, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, informed the Audit Committee of its conclusion that its reports, dated April 22, 2024 and September 1, 2023, on the Company’s previously issued consolidated financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 and as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, respectively, should no longer be relied upon. The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with Marcum.

The Company may conclude that one or more material weaknesses related to the foregoing matters existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective for each of the fiscal periods within the Non-Reliance Period.

Any previously issued or filed reports, press releases, earnings releases, stockholder communications, investor presentations or other communications describing the Company’s financial statements, financial results and other related financial information covering the Non-Reliance Period and any information related to the foregoing matters, should no longer be relied upon.

The foregoing expectations are based on preliminary information and subject to change in connection with the completion of the Investigation, the reporting process and preparation of the Company’s financial statements, and actual results may vary significantly from the foregoing expectations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2024, the Board determined to place S. Farhan Naqvi on administrative leave from his position as Chief Financial Officer of the Company, effective immediately. Subsequently, the Board determined to appoint Mr. Naqvi as the Company’s Senior Vice President – Corporate Development. Mr. Naqvi will continue to receive his salary and other benefits.

On November 12, 2024, the Board appointed Bonnie-Jeanne Gerety to serve as the Company’s Interim Chief Financial Officer and principal financial officer.

Ms. Gerety, age 62, has served as a consultant of the Company since July 2023 and brings over 35 years of financial and consulting experience within the technology industry. Ms. Gerety most recently served as Chief Financial Officer of Brain Scientific Inc., a neurology-focused medical device and software company, from October 2021 to June 2023. Prior to that, Ms. Gerety served as Chief Financial Officer of Piezo Motion from February 2020 to July 2023 and as Chief Financial Officer of North Plains, LLC from June 2014 to March 2019. Ms. Gerety was also previously a Managing Director at Protiviti, Inc., where she was responsible for the Atlanta and Raleigh offices from 2004 to 2014. Prior to Protiviti, Inc., Ms. Gerety was a Managing Director at BearingPoint from 2002 to 2004 and a Partner in the consulting division of Arthur Andersen, LLP specializing in technology, media and communications industries from 1986 to 2002. Ms. Gerety holds an undergraduate degree from Georgetown University, School of Foreign Service and an MBA from University of South Florida. Ms. Gerety is a CPA in the state of Georgia.

In connection with Ms. Gerety’s services as a consultant to the Company, the Company has paid Ms. Gerety an hourly fee of $220 per hour. Any compensation arrangements with respect to Ms. Gerety’s service as Interim Chief Financial Officer will be disclosed once approved by the compensation committee of the Board.

In addition, on November 15, 2024, the Board appointed Thomas Olivier to serve as the Company’s Interim Chief Operating Officer. The compensation terms for Mr. Olivier’s new role are yet to be determined and will be disclosed once available. Mr. Olivier, age 57, is a managing director at Arrowroot Capital and has held this position since March 2021. In addition, from November 2020 to April 2024, Mr. Olivier served as the President and Chief Financial Officer, and the Vice Chairman of the board of directors of Arrowroot Acquisition Corp. Previously, Mr. Olivier was a Managing Director in Houlihan Lokey’s Technology, Media & Telecom (TMT) Group from May 2017 until April 2021. Prior to his time at Houlihan Lokey, Mr. Olivier served as a Managing Director at Pacific Crest Securities, Inc., an investment bank focused on the technology sector which was acquired by Key Bank in 2016, from April 2012 to May 2017. Mr. Olivier was also a member of the board of directors of Brain Scientific Inc. from November 2021 to June 2023. Mr. Olivier holds an undergraduate degree from Boston College and a J.D. from George Washington University.

Item 8.01 Other Events.

On October 17, 2024, the Division of Enforcement of the SEC issued a subpoena to the Company seeking various documents and information. The Company is in the process of responding to the subpoena and intends to cooperate with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding: the timing of the completion of the Investigation and the outcome of the Investigation, including the extent of any impact on the Company’s reported historical financial statements; the expected timing of determinations relating to the sufficiency of the Company’s financial statements and to the sufficiency of the Company’s internal control over financial reporting and any impact resulting from such determinations; and the ongoing cyber investigation, potential findings, and the potential financial or operational impacts of the aforementioned cyber incident. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the iLearningEngines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this Current Report on Form 8-K relies on. Many actual events and circumstances are beyond the control of iLearningEngines. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; iLearningEngines’ failure to realize the anticipated benefits of the Business Combination; risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; iLearningEngines’ dependence on a limited number of customers and partners; iLearningEngines’ ability to obtain sufficient financing to pay its expenses incurred in connection with the closing of the Business Combination; the ability of iLearningEngines to issue equity or equity-linked securities or obtain debt financing in the future; risks related to iLearningEngines’ need for substantial additional financing to implement its operating plans, which financing it may be unable to obtain, or unable to obtain on acceptable terms; iLearningEngines’ ability to maintain the listing of its securities on Nasdaq or another national securities exchange; the risk that the Business Combination disrupts current plans and operations of iLearningEngines; the effects of competition on iLearningEngines future business and the ability of iLearningEngines to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; risks related to political and macroeconomic uncertainty; the outcome of any legal proceedings that may be instituted against iLearningEngines or any of their respective directors or officers, including litigation related to the Business Combination; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 13, 2024, and its subsequent filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that iLearningEngines does not presently know, or that iLearningEngines does not currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect iLearningEngines’ expectations, plans, or forecasts of future events and views as of the date of this communication. iLearningEngines anticipate that subsequent events and developments will cause iLearningEngines’ assessments to change. However, while iLearningEngines may elect to update these forward-looking statements at some point in the future, iLearningEngines specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing iLearningEngines’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILEARNINGENGINES, INC.

Date: November 18, 2024	By:	/s/ Bonnie-Jeanne Gerety
		Name:	Bonnie-Jeanne Gerety
		Title:	Interim Chief Financial Officer

4